Exhibit 10.9

COUGER CAPITAL LIMITED

騰航發展有限公司

UNIT 2719, 27/F., TUEN MUN CENTRAL SQUARE, NO.22 HOI WING ROAD, TUEN MUN, N.T., H.K.

Tel : 852-2869 6388 Fax : 852-2869 7968

Contract

This Contract is made on 1st January 2019.

PARTIES :

COUGER CAPITAL LIMITED BR No.32673659

AND

E.P. TRADING CO., LIMITED BR No.67379307

COUGER CAPITAL LIMITED wishes to provide a business address and administrative services to E.P. TRADING CO., LIMITED for a period of thirty-six (36) months from 1st day of January 2019 to 31st December 2021 at a monthly Services Fee of Hong Kong Dollars Twenty Thousand Only (HKD20,000.00) .

Services Fee include the following items :

1.	Provide a Business Address
2.	Administrative Services
3.	Management Fee
4.	Cleaning Fee
5.	Electricity Fee
6.	Telephone & Broadband Fee
7.	Stationery Fee
8.	Sundry Fee
9.	Rates & Government Rent Fee

/s/ Sandy Cheun	/s/ Terence Ho
Authorized Signatory	Director

COUGER CAPITAL LIMITED	E.P. TRADING CO., LIMITED
BR No.32673659	BR No.67379307
1st January 2019	1st January 2019